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                       [LOGO OF PRICEWATERHOUSECOOPERS]

                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Plains All American Pipeline, L.P. of our report dated March 29, 2000 relating to the consolidated financial statements, which appears in Plains All American Pipeline, L.P.'s Annual Report on Form 10-K/A for the year ended December 31, 1999.

/s/ PRICEWATERHOUSECOOPERS LLP
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    PricewaterhouseCoopers LLP


Houston, Texas
January 22, 2001